Exhibit 99.2

CARLYLE

Overview of Proposed Merger between Carlyle Secured Lending, Inc. ("CGBD") and Carlyle Secured Lending III ("CSL III")

August 2024

Disclaimer and Forward-Looking Statement

This presentation (the "Presentation") has been prepared by Carlyle Secured Lending, Inc. (together with its consolidated subsidiaries, "we," "us," "our," "CGBD" or the "Company") (NASDAQ: CGBD) and may only be used for informational purposes only. This Presentation should be viewed in conjunction with the earnings conference call of the Company held on August 5, 2024 and the Company's Annual Report on Form 10-K for the year ended December 31, 2023. The information contained herein may not be used, reproduced, referenced, quoted, linked by website, or distributed to others, in whole or in part, except as agreed in writing by the Company.

This Presentation does not constitute a prospectus and should under no circumstances be understood as an offer to sell or the solicitation of an offer to buy our common stock or any other securities nor will there be any sale of the common stock or any other securities in any state or jurisdiction in which such offer, solicitation or sale would be unlawful prior to the registration or qualification under the securities laws of such state or jurisdiction.

This Presentation provides limited information regarding the Company and is not intended to be taken by, and should not be taken by, any individual recipient as investment advice, a recommendation to buy, hold or sell, or an offer to sell or a solicitation of offers to purchase, our common stock or any other securities that may be issued by the Company, or as legal, accounting or tax advice. An investment in securities of the type described herein presents certain risks.
This Presentation may contain forward-looking statements that involve substantial risks and uncertainties. Some of the statements in this communication constitute forward-looking statements because they are not historical facts, but instead relate to future events, future performance or financial condition or the merger of Carlyle Secured Lending III ("CSL III") with and into CGBD (collectively, the "Mergers"). The forward-looking statements may include statements as to: future operating results of CGBD and CSL III and distribution projections; business prospects of CGBD and CSL III and the prospects of their portfolio companies; and the impact of the investments that CGBD and CSL III expect to make. You can identify these statements by the use of forward-looking terminology such as "anticipates," "believes," "expects," "intends," "will," "should," "may," "plans," "continue," "believes," "seeks," "estimates," "would," "could," "targets," "projects," "outlook," "potential," "predicts" and variations of these words and similar expressions to identify forward-looking statements, although not all forward-looking statements include these words. The forward-looking statements contained in this Presentation involve risks and uncertainties. Certain factors could cause actual results and conditions to differ materially from those projected, including the uncertainties associated with (i) the timing or likelihood of the Mergers closing; (ii) the expected synergies and savings associated with the Mergers; (iii) the ability to realize the anticipated benefits of the Mergers, including the expected elimination of certain expenses and costs due to the Mergers; (iv) the percentage of CGBD stockholders voting in favor of the proposals submitted for their approval; (v) the possibility that competing offers or acquisition proposals will be made; (vi) the possibility that any or all of the various conditions to the consummation of the Mergers may not be satisfied or waived; (vii) risks related to diverting management's attention from ongoing business operations; (viii) the risk that stockholder litigation in connection with the Mergers may result in significant costs of defense and liability; (ix) changes in the economy, financial markets and political environment, including the impacts of inflation and rising interest rates; (x) risks associated with possible disruption in the operations of CGBD and CSL III or the economy generally due to terrorism, war or other geopolitical conflict (including the uncertainty surrounding Russia's military invasion of Ukraine and the impact of geopolitical tensions in other regions such as the Middle East, and developing tensions between China and the United States); (xi) future changes in laws or regulations (including the interpretation of these laws and regulations by regulatory authorities); (xii) conditions in CGBD's and CSL III's operating areas, particularly with respect to business development companies or regulated investment companies; and (xiii) other considerations that may be disclosed from time to time in CGBD's and CSL III's publicly disseminated documents and filings. CGBD and CSL III have based the forward-looking statements included in this Presentation on information available to them on the date hereof, and they assume no obligation to update any such forward-looking statements. You should read statements that contain these words carefully because they discuss our plans, strategies, prospects and expectations concerning our business, operating results, financial condition and other similar matters. We believe that it is important to communicate our future expectations to our investors. There may be events in the future, however, that we are not able to predict accurately or control. You should not place undue reliance on these forward-looking statements, which speak only as of the date on which we make it. Factors or events that could cause our actual results to differ, possibly materially from our expectations, include, but are not limited to, the risks, uncertainties and other factors we identify in the sections entitled "Risk Factors" and "Cautionary Statement Regarding Forward-Looking Statements" in filings we make with the Securities and Exchange Commission, and it is not possible for us to predict or identify all of them. Although CGBD and CSL III undertake no obligation to update or revise any forward-looking statements, whether as a result of new information, future events or otherwise, you are advised to consult any additional disclosures that they may make directly to you or through reports that CGBD and CSL III have filed or in the future may file with the Securities and Exchange Commission ("SEC"), including the Proxy Statement and the Registration Statement (each as defined below), annual reports on Form 10-K, quarterly reports on Form 10-Q and current reports on Form 8-K.

Disclaimer and Forward-Looking Statement

Information throughout the Presentation provided by sources other than the Company (including information relating to portfolio companies) has not been independently verified and, accordingly, the Company makes no representation or warranty in respect of this information.

The following slides contain summaries of certain financial and statistical information about the Company. The information contained in this Presentation is summary information that is intended to be considered in the context of our SEC filings and other public announcements that we may make, by press release or otherwise, from time to time. We undertake no duty or obligation to publicly update or revise the information contained in this Presentation.

CGBD is managed by Carlyle Global Credit Investment Management L.L.C. (the "Investment Adviser" or "CGCIM"), an SEC-registered investment adviser and a wholly owned subsidiary of The Carlyle Group Inc. (together with its affiliates, "Carlyle").

This Presentation contains information about the Company and certain of its affiliates and includes the Company's historical performance. You should not view information related to the past performance of the Company as indicative of the Company's future results, the achievement of which is dependent on many factors, many of which are beyond the control of the Company and the Investment Adviser and cannot be assured. There can be no assurances that future dividends will match or exceed historical rates or will be paid at all. Further, an investment in the Company is discrete from, and does not represent an interest in, any other Carlyle entity. Nothing contained herein shall be relied upon as a promise or representation whether as to the past or future performance of the Company or any other Carlyle entity.

Additional Information and Where to Find It

In connection with the Mergers, CGBD plans to file with the SEC and mail to its stockholders a proxy statement on Schedule 14A (the "Proxy Statement"), CSL III plans to file with the SEC and mail to its shareholders an information statement (the "Information Statement"), and CGBD plans to file with the SEC a registration statement on Form N-14 (the "Registration Statement") that will include the Proxy Statement, the Information Statement and a prospectus of CGBD. The Proxy Statement, Information Statement and the Registration Statement will each contain important information about CGBD, CSL III, the Mergers and related matters. This Presentation does not constitute an offer to sell or the solicitation of an offer to buy any securities or a solicitation of any vote or approval. No offer of securities shall be made except by means of a prospectus meeting the requirements of Section 10 of the Securities Act. STOCKHOLDERS OF CGBD AND SHAREHOLDERS OF CSL III ARE URGED TO READ THE PROXY STATEMENT, THE INFORMATION STATEMENT AND REGISTRATION STATEMENT, AND OTHER DOCUMENTS THAT ARE FILED OR WILL BE FILED WITH THE SEC, AS WELL AS ANY AMENDMENTS OR SUPPLEMENTS TO THESE DOCUMENTS, CAREFULLY AND IN THEIR ENTIRETY WHEN THEY BECOME AVAILABLE BECAUSE THEY WILL CONTAIN IMPORTANT INFORMATION ABOUT CSL III, CGBD, THE MERGERS AND RELATED MATTERS. Investors and security holders will be able to obtain the documents filed with the SEC free of charge at the SEC's web site at http://www.sec.gov or, for documents filed by CGBD, from CGBD's website at carlylesecuredlending.com.

Participants in the Solicitation

CGBD, its directors, certain of its executive officers and certain employees and officers of CGCIM and its affiliates may be deemed to be participants in the solicitation of CGBD proxies in connection with the Mergers. Information about the directors and executive officers of CGBD is set forth in its proxy statement for its 2024 Annual Meeting of Stockholders, which was filed with the SEC on April 26, 2024. CSL III, its trustees, certain of its executive officers and certain employees and officers of CSL III Advisor, LLC (together with CGCIM, the "Advisors") and its affiliates may be deemed to be participants in the solicitation of CGBD proxies in connection with the Mergers. Information about the trustees and executive officers of CSL III is set forth in its annual report on Form 10-K, which was filed with the SEC on March 12, 2024. Information regarding the persons who may, under the rules of the SEC, be considered participants in the solicitation of the CGBD stockholders in connection with the Mergers will be contained in the Proxy Statement when such document becomes available. These documents may be obtained free of charge from the sources indicated above.

No Offer or Solicitation

This Presentation is not, and under no circumstances is it to be construed as, a prospectus or an advertisement and the communication of this Presentation is not, and under no circumstances is it to be construed as, an offer to sell or a solicitation of an offer to purchase any securities in CGBD, CSL III or in any fund or other investment vehicle managed by the Advisors or any of their respective affiliates.

CARLYLE

SECTION 01

Merger Overview

Carlyle Secured Lending (NASDAQ: CGBD), a business development company focused on directly-originated lending to sponsor-backed U.S. middle market companies, **has entered into a definitive merger agreement with Carlyle Secured Lending III** ("CSL III"), a private BDC with a similar investment strategy and portfolio

Establishing a scaled, diversified middle-market BDC with $2.5B+ in total assets through an accretive, stockholder-friendly transaction that meaningfully eliminates dilution overhang[1]

1) Expected assets at merger close assuming target leverage of 1.10x.

Executive Summary

Situation Overview

- Carlyle Secured Lending, Inc. ("CGBD") is the **flagship vehicle for Carlyle Direct Lending**, focused on directly-originated lending to sponsor-backed U.S. middle market companies
- Carlyle Secured Lending III ("CSL III") is an **SEC-registered private BDC managed by Carlyle that launched in 2021**
- The Board of Directors of CGBD and the Board of Trustees of CSL III have approved a **stock-for-stock merger of CSL III into CGBD** with a floating exchange ratio that allows CGBD and CSL III to share the benefits if CGBD is trading above NAV shortly before merger close
- To facilitate the merger, Carlyle has agreed to:
  - **Exchange Carlyle's $50 million convertible preferred stock in CGBD for shares of CGBD common stock at NAV** shortly before the merger closes (currently $16.95 compared to the current $8.98 conversion price), **eliminating 5% dilution on NAV per share and 8% dilution on quarterly NII per share**[1]
  - **Pay transaction costs for both CSL III and CGBD in certain circumstances** (up to total cap of $5 million)

Key Merger Benefits

Increases Scale and Liquidity	Eliminates Preferred Stock Overhang	Drives Efficiency and Debt Markets Access	Creates Earnings and Portfolio Accretion

1) See page 14 of this presentation for a more detailed discussion of the potential dilution from converting the CGBD convertible preferred at the current conversion price.

Merger Delivers Strategic Growth Benefits to Stockholders

The transaction is expected to be accretive to stockholders, and increased scale and efficiency are expected to drive long-term vehicle optimization

Key Merger Benefits

Increases Scale and Liquidity

- Expected to increase market capitalization above $1 billion and total assets above $2.5 billion[1]
- Positioned to enhance trading liquidity and foster a broader investor base with the potential for increased institutional ownership

Eliminates Preferred Stock Overhang

- Exchange of convertible preferred stock for common stock at NAV compared to current conversion price of $8.98, eliminates current 5% - 8% preferred stock dilution overhang
- Unlocks further growth in vehicle, improving market position

Drives Efficiency and Debt Markets Access

- Eliminates ~$2.5 million of duplicative operating expenses, driving cost savings[2,3]
- Improves expense ratio, which is expected to decrease by more than 20% to 0.7% of NAV[3]
- Provides a path to improved debt capital markets access and reduced financing costs

Creates Earnings and Portfolio Accretion

- Drives seamless portfolio integration from near-100% investment overlap
- Expected to be accretive to net investment income
- Exchange ratio is structured to enable CGBD and CSL III to share the benefits if CGBD is trading above NAV

Additional Carlyle Support through Continued Investment & Coverage of Certain Merger Costs

1) Expected assets at merger close assuming target leverage of 1.10x. 2) Based on comparing LTM operating expenses to target pro forma operating expenses. 3) Decrease is compared to standalone vehicles.

Summary of Proposed Transaction

Summary of Terms	
Merger Structure	• CGBD to acquire 100% of CSL III in a stock-for-stock merger, with CSL III common shares to be exchanged for shares of CGBD common stock based upon an exchange ratio determined shortly before the merger closes that has the potential to allow CGBD and CSL III to share the benefits if CGBD is trading above NAV • Combined company to continue to trade under the ticker symbol "CGBD" on the Nasdaq
Combined Company Balance Sheet	• Total assets expected to increase to $2.5+ billion[1] • 127 portfolio companies and 183 investments • Near-100% portfolio overlap with consistent investment strategy • Pro forma net leverage target of 1.1x net debt-to-equity; no anticipated changes to target leverage ratio • CGBD's leverage facilities to remain outstanding, with CSL III's credit facility to be assumed by CGBD[2]
Transaction Benefits and Advisor Support	• Carlyle to exchange CGBD convertible preferred stock for common stock at NAV (compared to conversion price of $8.98) shortly before the merger closes • CGBD shares of common stock issued to Carlyle as a result of the preferred stock exchange to be subject to a 2-year tiered lock-up, demonstrating Carlyle's continued long-term commitment to CGBD • Carlyle to bear up to $5 million in transaction costs in certain circumstances, mitigating certain expense concerns of precedent BDC mergers

1) Expected assets at merger close assuming target leverage of 1.10x. 2) Facility portability has been confirmed with counsel.

Summary of Proposed Transaction (Cont'd)

	Summary of Terms
Closing Conditions	• Affirmative vote of a majority of voting CGBD stockholders where a quorum is present • Certain regulatory approval and satisfaction or waiver of other closing conditions
Management	• Carlyle will continue to serve as the investment adviser of the combined company
Anticipated Timing	• Expect to file a proxy statement (in respect of CGBD) and information statement (in respect of CSL III), which will be included in a registration statement filed by CGBD before Q4'24 • Expect CSL III to call all remaining capital in normal course prior to the closing of the merger • Anticipate Ql'25 closing, subject to CGBD stockholder approval and satisfaction or waiver of other closing conditions

CGBD Overview and Highlights

Total investments at fair value ($mm)	$1,726
Weighted Average Yield on Income Producing Investments at Amortized Cost[1]	12.7%
Number of investments	180
Number of portfolio companies	126
Average exposure by portfolio company[2]	0.8%
Non-accrual investments[2]	1.8%

Floating Rate
100%

Senior Secured Exposure[3]
94%

Company EBITDA[4] (Median)
$82mm

Sponsored
91%

Key Statistics

Asset Mix[2]

Portfolio

Industry Exposure[2,3]

- First Lien Debt
- Second Lien Debt
- Equity Investments
- Investment Fund



14%
6%
9%
71%

- Healthcare & Pharmaceuticals
- Software
- Business Services
- High Tech Industries
- Consumer Services
- Leisure Products & Services
- Aerospace & Defense
- Diversified Financial Services
- All Others



12%
10%
8%
8%
6%
6%
6%
5%
39%

As of June 30, 2024. 1) Weighted average yields exclude investments placed on non-accrual status. Weighted average yields of income producing investments include Credit Fund and Credit Fund II, as well as income producing equity investments. 2) As a percentage of fair value. 3) Represents CGBD's exposure to the respective underlying portfolio companies, including CGBD's proportionate share of the portfolio companies held in the Investment Funds. 4) Excludes equity positions, loans on non-accrual, unfunded commitments, and certain asset-backed, asset-based, and recurring revenue loans.

CSL III Overview and Highlights

Total investments at fair value ($mm)	$369
Weighted Average Yield on Income Producing Investments at Amortized Cost[1]	12.2%
Number of investments	103
Number of portfolio companies	77
Average exposure by portfolio company[2]	1.3%
Non-accrual investments[2]	0.0%

Floating Rate
99%

Senior Secured Exposure
99%

Company EBITDA[3] (Median)
$88mm

Sponsored
93%

Key Statistics | Asset Mix[2] | Portfolio | Industry Exposure[2]

- First Lien Debt
- Second Lien Debt
- Equity Investments



1%
99%

- Consumer Services
- Diversified Financial Services
- Business Services
- Software
- Healthcare & Pharmaceuticals
- High Tech Industries
- Leisure Products & Services
- Aerospace & Defense
- All Others



14%
12%
10%
7%
5%
3%
3%
2%
44%

As of June 30, 2024. 1) Weighted average yields exclude investments placed on non-accrual status. Weighted average yields of income producing investments include income producing equity investments. 2) As a percentage of fair value. 3) Excludes equity positions, loans on non-accrual, unfunded commitments, and certain asset-backed, asset-based, and recurring revenue loans.

CARLYLE

SECTION 02

Transaction Benefits

Potential Transaction Benefit: Scale and Market Visibility

Historically, BDCs with larger asset bases consistently trade with increased volume and improved price-to-NAV levels compared to smaller BDCs

Increased Scale and Stock Liquidity[1]



($ billions)
$25
$20
$15
$10
$5
$0
+38%
Total Assets[2]
+61%
ADTV[3]
$1.9
$1.9
$2.0
$2.3
$2.4
$2.5
$2.6
$2.6
$2.7
$3.3
$3.4
$3.4
$3.4
$3.5
$4.2
$5.9
$10.7
$13.3
$15.2
$26.1
CGBD
BDC 18
BDC 17
BDC 16
BDC 15
BDC 14
BDC 13
PF CGBD / CSL III
BDC 12
BDC 11
BDC 10
BDC 9
BDC 8
BDC 7
BDC 6
BDC 5
BDC 4
BDC 3
BDC 2
BDC 1
3.5
3.0
2.5
2.0
1.5
1.0
0.5
0.0
(3M ADTV in millions)
Assets
3M Average Daily Trading Volume ("ADTV")

Improved P/NAV Trading Levels[4]



1.1x
1.1x
1.0x
1.0x
0.9x
0.9x
0.8x
+24%
0.86x
1.07x
Market Cap < $1bn
Market Cap > $1bn

Enhanced Trading Liquidity[4]



(12M ADTV in millions)
1.0
0.8
0.6
0.4
0.2
0.0
+475%
0.16
0.92
Market Cap < $1bn
Market Cap > $1bn

Source: FactSet, company filings. 1) Largest public, externally-managed BDCs by assets. Figures as of latest reporting and trading levels as of 7/30. 2) Expected assets at merger close assuming target leverage of 1.10x. 3) ADTV as a percentage of assets based on peers with assets between $2.0 and $4.0 billion, excluding IPOs within the last 12 months. 4) Represents LTM 7/30 trading levels and 12M ADTV for 49 public BDCs, excluding IPOs within the last 12 months.

Carlyle Transaction Support

Preferred Stock Exchange

- **Carlyle to exchange CGBD cumulative preferred stock for CGBD common stock at NAV** (compared to current conversion price of $8.98) shortly before the closing of CGBD / CSL III merger[1]
    - CGBD shares of common stock issued to Carlyle as a result of the preferred stock exchange will be subject to a **2-year tiered lock-up**, demonstrating long-term commitment to CGBD
- Carlyle originally placed the convertible preferred **to support CGBD during the market dislocation** resulting from the COVID pandemic and **prevent a dilutive equity raise**

Current Preferred Dilution

Share Impact from Conversion	
Convertible Preferred Amount ($mm)	$50.0
Conversion Price per Preferred Share	$8.98
Shares Issued, if Converted (mm)	**5.6**
Current Shares Outstanding (mm)	50.8
Diluted Shares Outstanding, if Converted (mm)	**56.4**

Earnings Impact from Conversion	NII / Share	NAV / Share
Per Share Amount	$0.51	$16.95
Per Share Amount, if Converted	$0.47	$16.16
Dilution per Share ($)	**($0.04)**	**($0.79)**
Dilution %	***(7.8%)***	***(4.7%)***

Additional Advisor Support

- In addition, Carlyle will bear **transaction fees and expenses in certain circumstances, up to a $5 million cap** to enhance the stockholder benefits of the merger
- Carlyle will **continue to serve as the investment advisor of the combined company**

1) Based on convertible preferred conversion price as of June 30th, 2024.

Potential Transaction Benefit: Cost Savings

Operational Costs

- Proposed merger expected to create operational synergies by **eliminating duplicative expenses**
- Scale expected to reduce expense ratio to **target 0.7% of NAV**[1,2]



$12.0
$10.0
$8.0
$6.0
$4.0
$2.0
$0.0
($ millions)
-23%
$3.5
$7.2
$8.2
CGBD + CSL III Standalone
Pro Forma CGBD
CGBD
CSL III

Financing Costs

- Increased scale **expected to provide CGBD greater access to the debt capital markets** with increased market depth and a lower cost of capital

Recent BDC Debt Issuance Shown by Asset Size of Issuer[3]



Retail "Baby Bond" Market
Institutional Market
CGBDL 8.20% Notes Due 2028
$900
$800
$700
$600
$500
$400
$300
$200
$100
$0
Issuance Size ($ millions)
9.50%
8.50%
7.50%
6.50%
5.50%
4.50%
Coupon (%)

1) Decrease is compared to standalone vehicles. 2) Based on comparing LTM operating expenses to target pro forma operating expenses. 3) Source: Bloomberg. The size of the bubble indicates the total asset size of the Issuer. Represents the last 10 debt issuances in the debt markets specified above as of 7/12/2024.

Overview of Proposed Merger Consideration

- CGBD to acquire 100% of CSL III in a stock-for-stock merger, with CSL III common shares to be exchanged for CGBD common stock using an exchange ratio based on CGBD Market Price-to-NAV ("P/NAV"), which will be determined shortly before the merger closes. This allows CGBD and CSL III to share the benefits if CGBD is trading above NAV.
  - If CGBD P/NAV below 1.00x, merger will be conducted as a NAV-for-NAV exchange
  - If CGBD P/NAV above 1.00x but less than 1.11x, CGBD and CSL III equally split CGBD P/NAV premium
  - If CGBD P/NAV above 1.11x, CGBD and CSL III equally split P/NAV premium until 1.11x, with all premium thereafter to CGBD

	CGBD P/NAV at Merger Close	Applicable Exchange Ratio Formula
Scenario #1	CGBD P/NAV ≤ 1.00x	(CSL III NAV Per Share) / (CGBD NAV Per Share)
Scenario #2	1.00x < CGBD P/NAV < 1.11x	(CSL III NAV Per Share) x (1+ 50% x (CGBD P/NAV - 1)) / CGBD Market Price
Scenario #3	CGBD P/NAV ≥ 1.11x	(CSL III NAV Per Share x (1 + 5.5%)) / CGBD Market Price

	Scenario #1	Scenario #2	Scenario #3
CGBD Market Price ("P")[1,2]	$16.95	$17.80	$18.98
CGBD NAV Per Share ("NAV")	$16.95	$16.95	$16.95
CGBD P/NAV[2]	1.00x	1.05x	1.12x
CSL III NAV Per Share	$21.28	$21.28	$21.28
Exchange Ratio	1.255x	1.226x	1.183x

1) Represents the price of CGBD Common Stock on the Nasdaq measured on the most recent trading day prior to Merger close. 2) Prices and price-to-NAV ratios are for illustrative purposes only.

CARLYLE

SECTION 03

Combined Entity Overview

Near 100% CSL III Asset Overlap Facilitates Portfolio Integration

As of 6/30/24	CGBD	CSL III	Combined
Summary Statistics			
Investments at FV	$1,726M	$369M	$2,095M
Top 1 Investment[1,2]	2.2%	4.3%	1.9%
Top 5 Investments[1,2]	10.4%	19.7%	9.0%
Top 10 Investments[1,2]	19.4%	36.5%	17.2%
Number of Investments	180	103	183
Number of Portfolio Companies	126	77	127
Non-Accruals, % of FV	1.8%	0.0%	1.4%

Asset Mix[2]

- First Lien Debt
- Second Lien Debt
- Equity Investments
- Investment Funds



14%
6%
9%
71%



1%
99%



12%
5%
7%
76%

Industry Diversification[2,3]

- Healthcare & Pharmaceuticals
- Software
- Consumer Services
- Business Services
- Diversified Financial Services
- High Tech Industries
- Leisure Products & Services
- Aerospace & Defense
- All Others



12%
10%
8%
8%
6%
6%
6%
5%
39%



14%
12%
10%
7%
5%
3%
3%
2%
44%



11%
9%
9%
8%
7%
6%
6%
5%
39%

1) Excludes JVs. 2) As a percentage of fair value. 3) Represents CGBD and CSL III's exposure to the respective underlying portfolio companies, including CGBD's proportionate share of the portfolio companies held in the Investment Funds.

Standalone and Pro Forma Risk Ratings

(As of 6/30/24, $mm)	CGBD		CSL III		Combined	
Internal Risk Rating	**Fair Value**	**% of Fair Value**	**Fair Value**	**% of Fair Value**	**Fair Value**	**% of Fair Value**
1	$0.4	0.0%	-	-	$0.4	0.0%
2	1,142.4	83.3%	352.9	95.9%	1,495.3	86.0%
3	198.8	14.5%	15.0	4.1%	213.8	12.3%
4	12.7	0.9%	0.0	0.0%	12.7	0.7%
5	17.5	1.3%	-	-	17.5	1.0%
Total	**$1,371.8**	**100.0%**	**$367.9**	**100.0%**	**$1,739.7**	**100.0%**

Rating	Definition
1	Borrower is operating above expectations, and the trends and risk factors are generally favorable.
2	Borrower is operating generally as expected or at an acceptable level of performance. The level of risk to our initial cost basis is similar to the risk to our initial cost basis at the time of origination. This is the initial risk rating assigned to all new borrowers.
3	Borrower is operating below expectations and level of risk to our cost basis has increased since the time of origination. The borrower may be out of compliance with debt covenants. Payments are generally current although there may be higher risk of payment default.
4	Borrower is operating materially below expectations and the loan's risk has increased materially since origination. In addition to the borrower being generally out of compliance with debt covenants, loan payments may be past due, but generally not by more than 120 days. It is anticipated that we may not recoup our initial cost basis and may realize a loss of our initial cost basis upon exit.
5	Borrower is operating substantially below expectations and the loan's risk has increased substantially since origination. Most or all of the debt covenants are out of compliance and payments are substantially delinquent. It is anticipated that we will not recoup our initial cost basis and may realize a substantial loss of our initial cost basis upon exit.